EXHIBIT 10.27


                    COMMON STOCK RESALE LIMITATION AGREEMENT


     This Common Stock Resale Limitation Agreement (this "Agreement") is entered into this 8 day of March 2001, by and among Upgrade International
         ---
Corporation, a Washington corporation (the "Company"), Daniel S. Bland, an individual ("Bland"), and Daniel S. Bland, in his capacity as trustee ("Trustee") of the Bland Family Trust (the "Trust").

     WHEREAS, Bland and the Trust beneficially own the Shares (as defined below) and desire to use the Shares as collateral to secure a loan;

     WHEREAS, in order to use the Shares as collateral for such loan, the prospective lenders have indicated that the Shares must be held in a brokerage account via the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system;

     WHEREAS, the Shares are currently evidenced by a stock certificate bearing a restrictive legend, due to Bland's and the Trust's status as "affiliates" of the Company; and

     WHEREAS, in order to facilitate Bland's and the Trust's request to remove the restrictive legend and clear the Shares to a brokerage account, the Company requires assurance that Bland and the Trust will not act as underwriters within the meaning of section 2(11) of the Securities Act of 1933, as amended (the "Securities Act");

     NOW THEREFORE, in consideration of the premises and other good and valid consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.     SHARES.  As of the date of this Agreement, the "Shares" are owned
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and evidenced as follows:

     Certificate No.           Shares                Owner
     ---------------          ---------     ----------------------
           735                3,000,000     The Bland Family Trust

The certificate evidencing the Shares bears a restrictive legend. Bland and the Trustee hereby represent and warrant that the Shares were acquired, and the full purchase price was paid therefor, on December 11, 1997. The Company hereby confirms its understanding that such representation and warranty is accurate. Bland and the Trustee hereby represent and warrant that Bland, the Trustee and/or the Trust have good title to the Shares, free and clear of any liens and encumbrances with full power to dispose of the same in accordance with applicable law.

     2.     STATUS OF BLAND AND THE TRUST.  Bland hereby acknowledges, on his
            -----------------------------
own behalf and as Trustee of the Trust, that, for purposes of Rule 144 ("Rule 144") under the Securities Act, the Shares are held by an "affiliate".

     3.     RULE 144 DISCLOSURE. Bland hereby acknowledges, on his own behalf
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and as Trustee of the Trust, that he is familiar with the terms of Rule 144 and that the Shares have not been registered under the Securities Act and,


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therefore, cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available.

     4.     NEGATIVE COVENANTS.  Bland and Trustee on behalf of the Trust hereby
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covenant that he shall not: (a) engage in any transaction with respect to the
Shares in violation of the Securities Act, including Rule 144; or (b) engage in any transaction with respect to the Shares that would afford a third party opportunity to violate the Securities Act, including Rule 144, without first permitting the Company and its counsel to review any such proposed transaction and suggest reasonable changes to the terms thereof in order to satisfy the Company's duty to exercise reasonable care to assure that the counterparty will not be an underwriter within the meaning of section 2(11) of the Securities Act.

     5.     AFFIRMATIVE COVENANTS. Bland and Trustee on behalf of the Trust
            ---------------------
hereby covenant that he shall: (a) notify the Company in advance of any transaction he or the Trust plans to engage in with respect to the Shares; (b) notify any counterparty (or their broker or agent) to any proposed transaction with respect to the Shares that prior to entering into any such transaction he shall first permit the Company and its counsel to review any such proposed transaction and suggest reasonable changes to the terms thereof in order to satisfy the Company's duty to exercise reasonable care to assure that the counterparty will not be an underwriter within the meaning of section 2(11) of the Securities Act; (c) permit the Company and its counsel to review any proposed transaction with respect to the Shares and suggest reasonable changes to the terms thereof in order to satisfy the Company's duty to exercise reasonable care to assure that the counterparty will not be an underwriter within the meaning of section 2(11) of the Securities Act; (d) provide the Company each month with a copy of the statement of the broker or brokers that hold the Shares; (e) promptly provide the Company with copies of any notices delivered (or copied) to him or the Trust with respect to the Shares (or any notice of an event or occurrence that could ultimately lead to a transfer of the Shares); (f) accept as final and binding the determinations of the Company, in consultation with its counsel, whether a proposed transaction would violate the Securities Act, including Rule 144; (g) upon completion of or failure to enter into the proposed loan transaction, take steps to have the Shares once again be evidenced by certificates bearing a restrictive legend.

     6.     AUTHORIZATION TO CLEAR SHARES.  Subject to the terms and conditions
            -----------------------------
of this Agreement and the delivery of an opinion of counsel to the Company's transfer agent, the Company hereby agrees to authorize the Shares to be cleared to a brokerage account via the DTC through its DWAC system.

     7.     INJUNCTIVE RELIEF.  The parties acknowledge and agree that
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irreparable damage would occur in the event that any of the provisions of this
Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.


                    Common Stock Resale Limitation Agreement
                                     Page 2

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     8.     AUTHORITY TO ACT; ENFORCEABILITY.  Each of the undersigned hereby
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represents and warrants that (a) he is an authorized signatory and that the party on whose behalf he has executed this Agreement has duly authorized him to do so; (b) this Agreement has been duly executed and delivered by the party on whose behalf he has signed; and (c) this Agreement constitutes a valid and binding obligation of such party enforceable against him or it, as the case may be, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     9.     TERMINATION.  This Agreement shall terminate upon the earliest of:
            -----------
(a) the return of the Shares to certificated status as contemplated by Section 5(g); (b) the sale of all of the Shares in accordance with applicable securities laws, including Rule 144; or (c) all of the Shares owned by Bland, Trustee and/or the Trust becoming eligible for sale under Rule 144(k), accompanied by an opinion of counsel reasonably satisfactory to the Company to that effect.

     10.     RELIANCE.  Each of the parties hereto expressly agrees that Ogden
             --------
Murphy Wallace P.L.L.C. and ChaseMellon Shareholder Services may rely on their representations, warranties, acknowledgements, agreements, confirmations and covenants contained herein as being true and correct or to be faithfully performed, as the case may be.

     11.     FURTHER ASSURANCES.  From and after the date of this Agreement,
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upon the request of one or more of the others, each of the parties hereto shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

DANIEL S. BLAND,                           UPGRADE INTERNATIONAL
  in his individual capacity                 CORPORATION


     /s/                                        /s/
-----------------------------------        -------------------------------------
Daniel S. Bland                            By Howard Jaffe
                                              Its Chief Operating Officer and
                                              Chief Financial Officer


DANIEL S. BLAND, as Trustee



     /s/
-----------------------------------
Daniel S. Bland, as Trustee for The Bland
Family Trust


                    Common Stock Resale Limitation Agreement
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